Exhibit 10.2.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     This Amendment No. 1 to Credit Agreement (this “Amendment No. 1”), dated as of March 22, 2011, is executed and delivered by and among AVIV FINANCING IV, L.L.C., a Delaware limited liability company (“Parent Borrower”), each of the subsidiaries of the Parent Borrower identified on the signature pages hereto, the (collectively, with the Parent Borrower, the “Borrowers”), AVIV REIT, INC. (the “REIT Guarantor”) , AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP (the “LP Guarantor”), AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P. (the “OP Guarantor”), each of the other guarantors identified on the signature pages hereto (collectively, with the REIT Guarantor, the LP Guarantor and the OP Guarantor, “Guarantors” and together with the Borrowers, the “Credit Parties”), the Lenders party hereto, and Bank of America, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement as defined below.
RECITALS
     A. The Credit Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 4, 2011 (the “Original Credit Agreement”).
     B. From and after the date hereof, the Credit Parties, the Lenders and the Administrative Agent desire to amend the terms and provisions of the Original Credit Agreement as provided herein, and the Original Credit Agreement as amended by this Amendment No. 1, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Credit Agreement”.
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
          1. Incorporation. The foregoing preamble and recitals are hereby incorporated herein by this reference thereto.
          2. Amendments.
          (a) The definitions of “Borrowing Base Amount” and “Consolidated Leverage Ratio” contained in Section 1.01 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:
     “Borrowing Base Amount” means, (a) with respect to any date prior to the delivery of the first Borrowing Base Certificate, $20,000,000, and (b) at any time thereafter, an amount equal to the lesser of: (i) the Aggregate Mortgageability Amount as of such date for the Borrowing Base Assets and (ii) the Aggregate Collateral Value Amount as of such date for the Borrowing Base Assets.
     “Consolidated Leverage Ratio” means, (a) as of any date of determination on or prior to June 30, 2011 the ratio of (x) Consolidated Funded Debt minus the aggregate amount of unrestricted cash on deposit held in accounts in the name of any Consolidated Party as of such date to (y) Adjusted Consolidated EBITDA for the most recently completed four (4) fiscal quarters, and (b) as of any date of determination thereafter, the ratio of (x) Consolidated Funded Debt to (y) Adjusted Consolidated EBITDA for the most recently completed four (4) fiscal quarters.

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     (b) Section 4.02(k) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:
     (k) [Reserved].
          3. Conditions Precedent. The amendments contained in Sections 2 hereof are subject to, and contingent upon, the prior or contemporaneous satisfaction of the following conditions precedent:
          (a) The Credit Parties, the Administrative Agent and the Required Lenders shall have executed and delivered to each other this Amendment No. 1; and
          (b) Copies of the resolutions or written consent of the Credit Parties authorizing or ratifying the execution, delivery and performance by the Credit Parties of this Amendment No. 1.
          4. Reference to and Effect on the Original Credit Agreement.
          (a) Except as expressly provided herein, the Original Credit Agreement and all of the Credit Documents shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of: (i) any right, power or remedy of the Administrative Agent or any Lender under the Original Credit Agreement or any of the Credit Documents, or (ii) any Default or Event of Default under the Original Credit Agreement.
          5. Costs, Expenses and Taxes. Without limiting the obligation of the Credit Parties to reimburse the Administrative Agent and each Lender for costs, fees, disbursements and expenses incurred by the Administrative Agent and each Lender as specified in the Credit Agreement, the Credit Parties agree to pay on demand all reasonable costs, fees, disbursements and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 1 and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses.
          6. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants to the Administrative Agent and each Lender that on and as of the date hereof and after giving effect to this Amendment No. 1:
          (a) Each Credit Party has the requisite power and authority to execute, deliver and perform its obligations under this Amendment No. 1. This Amendment No. 1 has been duly authorized by all necessary action of each Credit Party. This Amendment No. 1 constitutes the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors’ rights generally and general principles of equity;
          (b) Each Credit Party’s representations set forth in the Credit Agreement and in the Credit Documents are true, correct and complete on and as of the date hereof, except for any representation made as of an earlier date, which representation shall remain true and correct as of such earlier date; and

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          (c) No Default or Event of Default has occurred and is continuing.
          7. Release. In further consideration of Administrative Agent’s and each Lender’s execution of this Amendment No. 1, the Credit Parties (each on behalf of itself and each of their respective officers, members, managers, partners, directors, shareholders, affiliates, successors and assigns) hereby forever remises, releases, acquits, satisfies and forever discharges the Administrative Agent and each of the Lenders and their respective successors, assigns, affiliates, officers, employees, directors, agents and attorneys from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, costs, expenses, actions and causes of action (whether at law or in equity), other than for the Administrative Agent’s or any Lender’s gross negligence or willful misconduct. The Credit Parties acknowledge that the Administrative Agent is specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to the Administrative Agent in entering into this Amendment No. 1.
          8. Reference to Credit Agreement; No Waiver.
          (a) Upon the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to “this Credit Agreement,” “this Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. The term “Credit Documents” as defined in Section 1.01 of the Credit Agreement shall include (in addition to the Credit Documents described in the Credit Agreement) this Amendment No. 1 and any other agreements, instruments or other documents executed in connection herewith.
          (b) The Administrative Agent’s and any Lender’s failure, at any time or times hereafter, to require strict performance by the Credit Parties of any provision or term of the Credit Agreement, this Amendment No. 1 or the other Credit Documents shall not waive, affect or diminish any right of the Administrative Agent or any Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by the Administrative Agent or any Lender of a breach of this Amendment No. 1 or any Event of Default under the Credit Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment No. 1 or any Event of Default under the Credit Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Credit Parties contained in this Amendment No. 1, shall be deemed to have been suspended or waived by the Administrative Agent and any Lender unless such suspension or waiver is: (i) in writing and signed by the Administrative Agent and such Lender, and (ii) delivered to the Credit Parties. In no event shall the Administrative Agent’s and each Lender’s execution and delivery of this Amendment No. 1 establish a course of dealing among the Administrative Agent, each Lender, the Credit Parties or any other obligor or in any other way obligate the Administrative Agent or each Lender to hereafter provide any amendments or waivers with respect to the Credit Agreement. The terms and provisions of this Amendment No. 1 shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification (except as expressly provided herein) or waiver of any other term or condition of the Credit Agreement or of any other Loan Document, or (B) to prejudice any right or remedy that the Administrative Agent or any Lender may now have under or in connection with the Credit Agreement or any of the other Credit Documents.
          9. Counterparts; Facsimile. This Amendment No. 1 may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one

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and the same Amendment No. 1 Receipt of an executed signature page to this Amendment No. 1 by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Amendment No. 1 maintained by the Lenders shall be deemed to be originals.
          10. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the date first above written.
PARENT BORROWER

AVIV FINANCING IV, L.L.C., a Delaware limited liability company
By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

SUBSIDIARY BORROWERS

BURTON NH PROPERTY, L.L.C.,
a Delaware limited liability company,
CASA/SIERRA CALIFORNIA ASSOCIATES, L.L.C.,
a Delaware limited liability company,
KINGS VILLE TEXAS, L.L.C.,
a Delaware limited liability company,
MISSOURI ASSOCIATES, L.L.C.,
a Delaware limited liability company,
MONTANA ASSOCIATES, L.L.C.,
an Illinois limited liability company,
ORANGE, L.L.C.,
an Illinois limited liability company,
POMONA VISTA L.L.C.,
an Illinois limited liability company,
RICHLAND WASHINGTON, L.L.C.,
a Delaware limited liability company,
ROSE BALDWIN PARK PROPERTY L.L.C.,
an Illinois limited liability company,
WATAUGA ASSOCIATES, L.L.C.,
an Illinois limited liability company

By:	AVIV FINANCING IV, L.L.C.,
a Delaware limited liability company,
their sole member

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

REIT GUARANTOR

AVIV REIT, INC., a Maryland corporation
By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
LP GUARANTOR

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership
By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer

OP GUARANTOR

AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership
By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

OTHER GUARANTORS

AVIV HEALTHCARE CAPITAL CORPORATION, a Delaware corporation
By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer

AVIV OP LIMITED PARTNER, L.L.C., a Delaware limited liability company
By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer

AVIV ASSET MANAGEMENT, L.L.C., a Delaware limited liability company
By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

AVIV FINANCING II, L.L.C., a Delaware limited liability company
By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer

AVIV FINANCING III, L.L.C., a Delaware limited liability company
By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

AVIV FINANCING V, L.L.C., a Delaware limited liability company
By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

ARKANSAS AVIV, L.L.C.,
a Delaware limited liability company,
AVIV FOOTHILLS, L.L.C.,
a Delaware limited liability company,
BELLEVILLE ILLINOIS, L.L.C.,
a Delaware limited liability company,
BELLINGHAM II ASSOCIATES, L.L.C.,
a Delaware limited liability company,
CAMAS ASSOCIATES, L.L.C.,
a Delaware limited liability company,
CHATHAM AVIV, L.L.C.,
a Delaware limited liability company,
CLARKSTON CARE, L.L.C.,
a Delaware limited liability company,
COLONIAL MADISON ASSOCIATES, L.L.C.,
a Delaware limited liability company,
CR AVIV, L.L.C.,
a Delaware limited liability company,
EFFINGHAM ASSOCIATES, L.L.C.,
an Illinois limited liability company,
ELITE MATTOON, L.L.C.,
a Delaware limited liability company,
ELITE YORKVILLE, L.L.C.,
a Delaware limited liability company,
FOUNTAIN ASSOCIATES, L.L.C.,
a Delaware limited liability company,
FOUR FOUNTAINS AVIV, L.L.C.,
a Delaware limited liability company

By:	AVIV FINANCING II, L.L.C.,
a Delaware limited liability company,
their sole member

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

GILTEX CARE, L.L.C.,
a Delaware limited liability company,
HHM AVIV, L.L.C.,
a Delaware limited liability company,
HIDDEN ACRES PROPERTY, L.L.C.,
a Delaware limited liability company,
IDAHO ASSOCIATES, L.L.C.,
an Illinois limited liability company,
KARAN ASSOCIATES TWO, L.L.C.,
a Delaware limited liability company,
KB NORTHWEST ASSOCIATES, L.L.C.,
a Delaware limited liability company,
MANSFIELD AVIV, L.L.C.,
a Delaware limited liability company,
MINNESOTA ASSOCIATES, L.L.C.,
a Delaware limited liability company,
MONTEREY PARK LEASEHOLD MORTGAGE, L.L.C.,
a Delaware limited liability company,
NORTHRIDGE ARKANSAS, L.L.C.,
a Delaware limited liability company,
NORWALK ALF PROPERTY, L.L.C.,
a Delaware limited liability company,
OAKLAND NURSING HOMES, L.L.C.,
a Delaware limited liability company,
OCTOBER ASSOCIATES, L.L.C.,
a Delaware limited liability company,
OGDEN ASSOCIATES, L.L.C.,
a Delaware limited liability company,
OHIO AVIV, L.L.C.,
a Delaware limited liability company

By:	AVIV FINANCING II, L.L.C.,
a Delaware limited liability company,
their sole member

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

OREGON ASSOCIATES, L.L.C.,
a Delaware limited liability company,
PRESCOTT ARKANSAS, L.L.C.,
a Delaware limited liability company,
SALEM ASSOCIATES, L.L.C.,
a Delaware limited liability company,
SAN JUAN NH PROPERTY, L.L.C.,
a Delaware limited liability company,
SANTA FE MISSOURI ASSOCIATES, L.L.C.,
an Illinois limited liability company,
SEARCY AVIV, L.L.C.,
a Delaware limited liability company,
SKAGIT AVIV, L.L.C.,
a Delaware limited liability company,
SOUTHEAST MISSOURI PROPERTIES, L.L.C.,
a Delaware limited liability company,
STAR CITY ARKANSAS, L.L.C.,
a Delaware limited liability company,
SUN-MESA PROPERTIES, L.L.C.,
an Illinois limited liability company,
WELLINGTON LEASEHOLD, L.L.C.,
a Delaware limited liability company,
WEST PEARL STREET, L.L.C.,
a Delaware limited liability company,
WOODLAND ARKANSAS, L.L.C.,
a Delaware limited liability company,
XION, L.L.C.,
an Illinois limited liability company

By:	AVIV FINANCING II, L.L.C.,
a Delaware limited liability company,
their sole member

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	President and Chief Executive Officer
Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011

LENDERS:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Amie L. Edwards
		Name:	Amie L. Edwards
		Title:	Director

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender
By:	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Director

Aviv Financing IV, L.L.C.
Signature Page to Amendment
March 2011